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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 26, 1999

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                Date of Report (Date of earliest event reported)

                             AMKOR TECHNOLOGY, INC.

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             (Exact name of Registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

                 0-29472                                23-1722724
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          (Commission File No.)            (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600
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                    (Address of Principal Executive Offices)

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          (Former name or former address, if changed since last report)

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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On October 28, 1999 we completed a $41.6 million investment (the "Investment") in Anam Semiconductor, Inc. ("ASI"), purchasing shares of ASI common stock at a per share price equal to 5,000 Korean won (par value).

      The Investment fulfills the first installment of our commitment to make equity investments in ASI as part of ASI's participation in a Korean financial restructuring program known as the "Workout" program. Our Letter of Commitment relating to the Investment is attached as exhibit 2.1 to this report. The terms of ASI's workout program with its creditor financial institutions are described in the Translation of Principal Terms of the ASI Workout, dated February 23, 1999 (the "Workout Plan"), attached hereto as exhibit 2.2. As set forth in the Letter of Commitment and the Workout Plan, we have committed to make an equity investment in installments of approximately $41 million in each of 1999, 2000 and 2001 and $27 million in 2002. Concurrent with this Investment and subsequent installments, ASI's creditor financial institutions are converting a portion of their debt into ASI equity (the "Conversion"). Following the Investment and Conversion, we will own approximately 19% of ASI's equity securities.

      We have a long-standing relationship with ASI and engage in many transactions with ASI that are material to our operations. Moreover, our founder, chairman and chief executive officer has significant family ties to ASI. We hereby incorporate by reference to our Annual Report on Form 10-K filed on March 31, 1999 Part I, Item 1, "Business - Relationship with ASI," and Part III, Item 13, "Certain Relationships and Related Transactions," into this Report.


Item 5.     OTHER EVENTS.

      On October 26, 1999, we issued a press release (attached hereto as Exhibit 99.1) announcing our financial results for the third quarter ended September 30, 1999.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      The following financial statements and exhibits are filed as part of this
Report:

      (a) Financial statements of ASI, prepared pursuant to Rule 3-05 of Regulation S-X (to be filed within 60 days by amendment).

      (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X (to be filed within 60 days by amendment).

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      (c) Exhibits in accordance with Item 601 of Regulation S-K:


  EXHIBIT
  NUMBER                           DESCRIPTION
  ------                           -----------
    2.1       Letter of Commitment by and between Amkor Technology,
              Inc. and Anam Semiconductor, Inc., dated April 9, 1999

    2.2       Translation of Principal Terms of the ASI Workout, dated
              February 23, 1999.*

   99.1       Press release dated October 26, 1999.

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* Incorporated by reference to the Company's Annual Report on Form 10-K filed
  March 31, 1999.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMKOR TECHNOLOGY, INC.



                                    By: /s/ Kenneth T. Joyce
                                       ----------------------------------
                                        Kenneth T. Joyce
                                        Chief Financial Officer

                                    Dated:  November 12, 1999

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                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                           DESCRIPTION
  ------                           -----------
    2.1       Letter of Commitment by and between Amkor Technology,
              Inc. and Anam Semiconductor, Inc., dated April 9, 1999

    2.2       Translation of Principal Terms of the ASI Workout, dated
              February 23, 1999.*

   99.1       Press release dated October 26, 1999.

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* Incorporated by reference to the Company's Annual Report on Form 10-K filed
  March 31, 1999.